UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – May 14, 2009 (May 11, 2009)

ALLETE, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-3548	41-0418150
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

30 West Superior Street
Duluth, Minnesota 55802-2093
(Address of principal executive offices, including zip code)

(218) 279-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A constitutes Amendment No. 1 (the “Amendment”) to ALLETE, Inc.’s Current Report on Form 8-K which was originally filed with the Securities and Exchange Commission on May 13, 2009.  This Amendment is being filed solely to submit additional information regarding Alan R. Hodnik’s promotion and background at the Company.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c) On May 11, 2009, the Board of Directors of ALLETE, Inc. (the "Company") appointed the current chief operating officer of Minnesota Power, a division of ALLETE, Alan R. Hodnik, as President of the Company, effective May 12, 2009. A copy of the press release relating to Mr. Hodnik’s appointment was previously filed with the Company’s Form 8-K on May 13, 2009.

Mr. Hodnik, 49, joined the Company in 1978 and has held positions of increasing responsibility in organizational development and business operations. He was Manager – Laskin Energy Center from 1995 to 2000, when he was named General Manager-Thermal Operations, and also became responsible for Boswell Energy Center. He became Vice President – MP Generation in 2005 and was named Senior Vice President of Minnesota Power Operations in 2006, when he gained the added responsibilities of transmission and distribution operations and engineering services. Mr. Hodnik has served as the Chief Operating Officer of Minnesota Power since 2007.

Effective May 1, 2009, Mr. Hodnik’s annual base salary is $300,000, and his 2009 target annual incentive award opportunity is 40% of his base salary. His 2009 long-term incentive opportunity was increased by 2,107 restricted stock units and 4,278 performance shares, which brings his total 2009 long-term incentive opportunity to $250,000. Actual incentive awards generally range from 0% and 200% of the target levels, depending on demonstrated company performance relative to the established goals and objectives.

(d) Concurrent with the actions referred to in Item 5.02(c) above, the Board of Directors elected Mr. Alan R. Hodnik to the Board of Directors, effective May 12, 2009.

Readers are cautioned that forward-looking statements should be read in conjunction with ALLETE’s disclosures under the heading: “SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995” located on page 3 of this Form 8-K/A.

 ALLETE, Inc. Form 8-K/A Alan Hodnik Promotion May 14, 2009, Amendment No. 1

Safe Harbor Statement
Under the Private Securities Litigation Reform Act of 1995

Statements in this report that are not statements of historical facts may be considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. Any statements that express, or involve discussions as to, future expectations, risks, beliefs, plans, objectives, assumptions, events, uncertainties, financial performance or growth strategies (often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “will likely result,” “will continue,“ “could,” “may,” “potential,” “target,” “outlook” or words of similar meaning) are not statements of historical facts and may be forward-looking.

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we are hereby filing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected, or expectations suggested, in forward-looking statements made by or on behalf of ALLETE in this Current Report on Form 8-K/A, in presentations, on our website, in response to questions or otherwise. These statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements:

•	our ability to successfully implement our strategic objectives;
•	our ability to manage expansion and integrate acquisitions;
•
prevailing governmental policies, regulatory actions, and legislation including those of the United States Congress, state legislatures, the FERC, the MPUC, the PSCW, and various local and county regulators, and city administrators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, real estate development, operation and construction of plant facilities, recovery of purchased power, capital investments and other expenses, present or prospective wholesale and retail competition (including but not limited to transmission costs), zoning and permitting of land held for resale and environmental matters;

•	the potential impacts of climate change and future regulation to restrict the emissions of GHG on our Regulated Operations;
•	effects of restructuring initiatives in the electric industry;
•	economic and geographic factors, including political and economic risks;
•	changes in and compliance with laws and regulations;
•	weather conditions;
•	natural disasters and pandemic diseases;
•	war and acts of terrorism;
•	wholesale power market conditions;
•	population growth rates and demographic patterns;
•	effects of competition, including competition for retail and wholesale customers;
•	changes in the real estate market;
•	pricing and transportation of commodities;
•	changes in tax rates or policies or in rates of inflation;
•	project delays or changes in project costs;
•	availability and management of construction materials and skilled construction labor for capital projects;
•	changes in operating expenses, capital and land development expenditures;
•	global and domestic economic conditions affecting us or our customers;
•	our ability to access capital markets and bank financing;
•	changes in interest rates and the performance of the financial markets;
•	our ability to replace a mature workforce and retain qualified, skilled and experienced personnel; and
•	the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Additional disclosures regarding factors that could cause our results and performance to differ from results or performance anticipated by this report are discussed in Item 1A under the heading “Risk Factors” beginning on page 20 of our 2008 Form 10-K. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by us in this Form 8-K/A and in our other reports filed with the SEC that attempt to advise interested parties of the factors that may affect our business.

ALLETE, Inc. Form 8-K/A Alan Hodnik Promotion May 14, 2009, Amendment No. 1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLETE, Inc.

May 14, 2009	/s/ Steven Q. DeVinck
Steven Q. DeVinck
Controller

ALLETE, Inc. Form 8-K/A Alan Hodnik Promotion May 14, 2009, Amendment No. 1